            OPPENHEIMER MAIN STREET FUND(R)
         Supplement dated September 30, 2004 to the
             Prospectus dated October 23, 2003

This  supplement  amends the  Prospectus  dated  October 23,
2003,  and is in  addition to the  supplement  dated July 6,
2004.  The  Prospectus  supplement  dated  July 27,  2004 is replaced with this supplement.

1.    The  following  paragraph  is  added to the end of the
section   titled   "About   the   Fund's   Investments-Other
Investment Strategies" beginning on page 9:

      Loans  of  Portfolio  Securities.   The  Fund  has
           entered into a Securities  Lending  Agreement
           with JP Morgan  Chase.  Under that  agreement
           portfolio  securities  of  the  Fund  may  be
           loaned   to   brokers,   dealers   and  other
           financial   institutions.    The   Securities
           Lending  Agreement  provides  that loans must
           be adequately  collateralized and may be made
           only   in   conformity    with   the   Fund's
           Securities  Lending  Guidelines,  adopted  by
           the Fund's  Board of  Trustees.  The value of
           the  securities  loaned may not exceed 25% of
           the value of the Fund's net assets.

2.    The  following  two  paragraphs  are  added  after the
section titled "Portfolio Managers" on page 12:

      PENDING  LITIGATION.  Six law suits have been filed
      as putative  derivative  and class actions  against
      the  Fund's  investment  Manager,  Distributor  and
      Transfer  Agent,  some  of  the  Oppenheimer  funds
      including  the Fund and  Directors  or  Trustees of
      some  of  those  funds,  excluding  the  Fund.  The
      complaints   allege   that  the   Manager   charged
      excessive  fees for  distribution  and other costs,
      improperly  used assets of the funds in the form of
      directed  brokerage  commissions  and 12b-1 fees to
      pay brokers to promote sales of Oppenheimer  funds,
      and  failed to  properly  disclose  the use of fund
      assets to make those  payments in  violation of the
      Investment Company Act and the Investment  Advisers
      Act of 1940. The complaints  further allege that by
      permitting  and/or  participating in those actions,
      the defendant  Directors  breached their  fiduciary
      duties to fund  shareholders  under the  Investment
      Company  Act and at  common  law.  Those  law suits
      were filed on August 31,  2004,  September 3, 2004,
      September 14, 2004,  September 14, 2004,  September
      21, 2004 and September 22, 2004,  respectively,  in
      the U. S. District Court for the Southern  District
      of  New  York.  The  complaints  seek   unspecified
      compensatory  and punitive  damages,  rescission of
      the  funds'  investment  advisory  agreements,   an
      accounting  of  all  fees  paid,  and an  award  of
      attorneys' fees and litigation expenses.

      The Manager and the Distributor  believe the claims
      asserted  in these law suits to be  without  merit,
      and  intend to defend  the  suits  vigorously.  The
      Manager and the  Distributor  do not  believe  that
      the  pending  actions are likely to have a material
      adverse  affect on the Fund or on their  ability to
      perform  their  respective  investment  advisory or
      distribution agreements with the Fund.

September 30, 2004                           PS0700.033